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                                AMENDMENT NO.3 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.

                  Decatur Income Fund
                  Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.

                  Delaware Fund
                  Devon Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Tax-Free Fund, Inc.

                  Tax-Free USA Fund
                  Tax-Free Insured Fund
                  Tax-Free USA Intermediate Fund


Delaware Group Limited-Term Government Funds, Inc.

                  Limited-Term Government Fund
                  U.S. Government Money Fund


Delaware Group Trend Fund, Inc.


Delaware Group Income Funds, Inc.
                  Delchester Fund
                  Strategic Income Fund (New)

         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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DMC Tax-Free Income Trust - Pennsylvania


Delaware Group Value Fund, Inc.

                  Value Fund
                  Retirement Income Fund (New)

Delaware Group Global & International Funds, Inc.

                  International Equity Fund
                  Global Bond Fund
                  Global Assets Fund
                  Emerging Markets Fund (New)


Delaware Group Equity Funds IV, Inc.

                  DelCap Fund
                  Multi-Cap Equity Fund (New)

Delaware Pooled Trust, Inc.

                  The Defensive Equity Portfolio
                  The Aggressive Growth Portfolio
                  The International Equity Portfolio
                  The Defensive Equity Small/Mid-Cap Portfolio (New) The Defensive Equity Utility Portfolio (New)
                  The Labor Select International Equity Portfolio The Real Estate Investment Trust Portfolio
                  The Fixed Income Portfolio
                  The Limited-Term Maturity Portfolio (New)
                  The Global Fixed Income Portfolio
                  The International Fixed Income Portfolio (New)
                  The High-Yield Bond Portfolio (New)


Delaware Group Premium Fund, Inc.

                  Equity/Income Series
                  High Yield Series
                  Capital Reserves Series
                  Money Market Series
                  Growth Series
                  Multiple Strategy Series
                  International Equity Series
                  Value Series
                  Emerging Growth Series
                  Global Bond Series (New)


Delaware Group Government Fund, Inc.

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Delaware Group Adviser Funds, Inc.

                  Enterprise Fund
                  U.S. Growth Fund
                  World Growth Fund
                  New Pacific Fund
                  Federal Bond Fund
                  Corporate Income Fund


Dated as of: December 27, 1996



DELAWARE SERVICE COMPANY, INC.

By:      /s/David K. Downes
         --------------------
         David K. Downes
         Senior Vice President/Chief
         Administrative Officer/Chief
         Financial Officer
                                  DELAWARE GROUP CASH RESERVE, INC.
                                  DELAWARE GROUP DECATUR FUND, INC.
                                  DELAWARE GROUP DELAWARE FUND, INC.
                                  DELAWARE GROUP TAX-FREE FUND, INC.
                                  DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                                  DELAWARE GROUP LIMITED-TERM GOVERNMENT
                                  FUNDS, INC.
                                  DELAWARE GROUP TREND FUND, INC.
                                  DELAWARE GROUP INCOME FUNDS, INC.
                                  DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                                  DELAWARE GROUP VALUE FUND, INC.
                                  DELAWARE GROUP GLOBAL & INTERNATIONAL
                                  FUNDS, INC.
                                  DELAWARE GROUP DELCAP FUND, INC.
                                  DELAWARE GROUP PREMIUM FUND, INC.
                                  DELAWARE GROUP GOVERNMENT FUND, INC.
                                  DELAWARE GROUP ADVISER FUNDS, INC.

                                  By: /s/ Wayne A. Stork
                                      --------------------------
                                           Wayne A. Stork
                                           Chairman, President and
                                           Chief Executive Officer

                                  DELAWARE POOLED TRUST, INC.

                                  By: /s/ Wayne A. Stork
                                      --------------------------
                                           Wayne A. Stork
                                           Chairman


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